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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Commercial Metals Company (the "Company") on Form 10-Q for the period ended May 31, 2003, as amended by the Form 10-Q/A that is accompanied by this certification (collectively with such Form 10-Q/A, the "Report"), I, William B. Larson, Chairman of the Board, Vice President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ WILLIAM B. LARSON
------------------------------------------
William B. Larson
Vice President and Chief Financial Officer


Date: October 31, 2003